                       SECURITIES EXCHANGE AND COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 27, 1996




                                 JTS CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



             0-21085                                  77-0364572
     (Commission File No.)                   (IRS Employer Identification No.)



                              166 BAYPOINTE PARKWAY
                               SAN JOSE, CA 95134
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (408) 468-1800



                                                  Total number of pages: 5
                                                  Index to Exhibits at page: 4


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On July 30, 1996, JTS Corporation merged (the "Merger") with Atari Corporation, a previous registrant, and the merged entity became JTS Corporation (the "Registrant"). Deloitte & Touche LLP had served as Atari Corporation's independent accountants, and Arthur Andersen LLP had served as JTS Corporation's independent accountants. Prior to the closing of the Merger, the management of JTS Corporation had determined to engage Arthur Andersen LLP as the Registrant's independent accountants after completion of the Merger and had so notified Deloitte & Touche LLP. On November 27, 1996, the Registrant's Board of Directors ratified management's decision to engage Arthur Andersen LLP as the Registrant's independent accountants for the fiscal year ending February 2, 1997.

        The reports of Deloitte & Touche LLP on the financial statements of Atari Corporation for the two fiscal years ended December 31, 1995 and 1994 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified with respect to any matter. There were no disagreements between the Registrant and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or practice with respect to Atari Corporation. A letter of Deloitte & Touche LLP, addressed to the Securities and Exchange Commission, stating that Deloitte & Touche LLP agrees with the statements made herein by the Registrant, is attached hereto as Exhibit 16.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS

         Letter of Deloitte & Touche LLP, addressed to the Securities and Exchange Commission, dated December 2, 1996.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    JTS CORPORATION


Dated:  December 2, 1996            By: /s/ W. Virginia Walker
                                       ------------------------
                                    W. Virginia Walker
                                    Executive Vice President, Finance
                                    and Administration, Chief Financial Officer
                                    and Secretary


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                                INDEX TO EXHIBITS





EXHIBIT NO.         DESCRIPTION
-----------         -----------
16                  Letter of Deloitte & Touche LLP,
                    addressed to the Securities and
                    Exchange Commission, dated December 2, 1996.


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